UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8372

Travelers Series Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  October 31
Date of reporting period: October 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

      The Annual Report to Stockholders is filed herewith.

                          TRAVELERS SERIES FUND INC.

                                 SMITH BARNEY
                             INTERNATIONAL ALL CAP
                               GROWTH PORTFOLIO

                               SALOMON BROTHERS
                            STRATEGIC TOTAL RETURN
                                BOND PORTFOLIO

                              SB ADJUSTABLE RATE
                               INCOME PORTFOLIO

                      ANNUAL REPORT  |  OCTOBER 31, 2003



         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

                                 WHAT'S INSIDE

Letter from the Chairman..................................  1

Manager Overview:

   Smith Barney International All Cap Growth Portfolio....  3

   Salomon Brothers Strategic Total Return Bond Portfolio.  5

   SB Adjustable Rate Income Portfolio....................  8

Fund Performance:

   Smith Barney International All Cap Growth Portfolio....  9

   Salomon Brothers Strategic Total Return Bond Portfolio. 11

   SB Adjustable Rate Income Portfolio.................... 13

Schedules of Investments.................................. 14

Statements of Assets and Liabilities...................... 30

Statements of Operations.................................. 31

Statements of Changes in Net Assets....................... 32

Notes to Financial Statements............................. 35

Financial Highlights...................................... 46

Tax Information........................................... 48

Independent Auditors' Report.............................. 49

Additional Information.................................... 50

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

I am pleased to announce Smith Barney International All Cap Growth Portfolio and Salomon Brothers Strategic Total Return Bond Portfolio, both enjoyed strong absolute returns during their fiscal years ended October 31, 2003. Furthermore, I am gratified to report that we added another investment option, the SB Adjustable Rate Income Portfolio on September 12, 2003. We are particularly excited about this new addition, because it has enabled us to tap the expertise of its managers, David A. Torchia and Theresa M. Veres, who together have more than 31 years of industry experience. The fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value, resulting from movements in interest rates.
For a more detailed overview of your fund, please read the accompanying letter from your funds' managers. As always, thank you for your continued confidence in our stewardship of your assets.

Sincerely,

/s/ R Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 19, 2003


               1 Travelers Series Fund Inc. | 2003 Annual Report

              PERFORMANCE OF THE FUNDS AS OF OCTOBER 31, 2003/1/

                                         6 Months   12 Months
Smith Barney International All Cap
  Growth Portfolio                        18.52%      19.45%
MSCI EAFE Index/2/                        24.77%      27.03%
Average of Lipper variable international
  funds/3/                                24.18%      25.54%

Salomon Brothers Strategic Total Return
  Bond Portfolio                           3.16%      15.10%
J.P. Morgan Global Government
  Bond Index -- Unhedged/4/                4.03%      13.84%
Average of Lipper variable global
  income funds/5/                          3.70%      14.77%

SB Adjustable Rate Income Portfolio        0.10%/6/     N/A

/1/The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the funds. Past performance is not indicative of future results.
/2/The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
/3/Lipper Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the period ended October 31, 2003, calculated among 196 funds for the six-month period and 192 funds for the 12-month period, in the fund's Lipper peer group including the reinvestment of dividends and capital gains.
/4/The J.P. Morgan Global Government Bond Index -- Unhedged is a daily, market capitalization-weighted, international fixed-income index consisting of 13 countries. Please note that an investor cannot invest directly in an index.
/5/Returns are based on the period ended October 31, 2003, calculated among 29 funds for both the six- and 12-month periods, in the fund's Lipper peer group including the reinvestment of dividends and capital gains.
/6/The SB Adjustable Rate Income Portfolio was in existence for less than six months as of October 31, 2003. Performance shown is for the period from the fund's inception date on 9/12/03 to 10/31/03.


               2 Travelers Series Fund Inc. | 2003 Annual Report

                               MANAGER OVERVIEW


Smith Barney International All Cap Growth Portfolio

Performance Update
For the 12 months ended October 31, 2003, the fund returned 19.45%. In comparison, the fund underperformed the MSCI EAFE Index,/i/ its unmanaged benchmark, which returned 27.03%. The fund's Lipper peer group of variable international funds had an average return of 25.54% for the same period./7/

A Year of Economic and Market Recovery
In the past year, a massive government stimulus in the form of low interest rates and deficit spending, combined with corporate actions and market reforms to overcome a litany of negative factors for international stocks. Although evidence of economic recovery was scant early in 2003, it later became quite clear that a recovery was emerging. Strong economic growth in the U.S. was reasserted, European indicators turned up and Japan reported several quarters of expansion. China, a big consumer of raw materials and other goods, continued to demonstrate exceptional economic vitality. In this positive economic environment, international markets recovered from the deeply oversold conditions resulting from two years of steep losses.

Fund Had Positive Returns, But Lagged Its Benchmark and Lipper Peer Group Although the fund earned healthy returns in this environment, it underperformed its benchmark. This underperformance, which was consistent with the targeted quantitative risk controls described in last year's shareholder letter, was due to several factors. First, the fund had different currency exposure than that of its benchmark. In a year, when the Australian dollar soared against the U.S. dollar, for example, the fund was underweighted in Australian assets versus the benchmark.

In addition, the fund was underweighted in Japanese stocks, which generally began a sharp rally in late April 2003, after performing poorly for a decade.

/7/Lipper Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended October 31, 2003, calculated among 192 funds in the fund's Lipper peer group including the reinvestment of dividends and capital gains.

               3 Travelers Series Fund Inc. | 2003 Annual Report

The fund was also underweighted in the resource-rich Australian market. Less rewarding were the fund's positions in economies with lower cyclicality, such as the U.K. and Ireland -- which also appreciated, but not as dramatically. Unusual asset flows during the period may have been caused by market timing and may have negatively affected the fund's performance.

Finally, we entered the market rally with an excessively defensive position. The stocks with stable revenue growth and strong balance sheets that we emphasized were relative underperformers during the fiscal year. Outperformers included stocks of companies with financially stressed balance sheets that raised equity capital, as well as companies with strong operating leverage from relatively low earnings and profitability levels. The fund also owned securities that underperformed due to operating difficulties, such as Tomra Systems ASA in Norway and Sony Corp. in Japan./8/ The composition of the fund shifted over the past year, due primarily to increased weightings in Japan.

Underperformance versus the fund's Lipper peer group, which includes both growth- and value-oriented international funds, resulted from the fund's focus on growth stocks. During the reporting period, international growth stocks generally underperformed the international value sector.

As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ Jeffrey J. Russell
Jeffrey J. Russell
Portfolio Manager

November 21, 2003

/8/The portfolio's holdings during the 12 months ended October 31, 2003 included securities (in some cases multiple securities) issued by Tomra Systems ASA and Sony Corp. On October 31, 2003 the securities of these issuers, including those of the parent company and/or affiliate or subsidiaries, held by the fund on an aggregate basis constituted 1.36% and 0% of the fund's holdings, respectively. Percentages are in relation to the value of the fund's net assets. Portfolio holdings are subject to change.

               4 Travelers Series Fund Inc. | 2003 Annual Report

                               MANAGER OVERVIEW


Salomon Brothers Strategic Total Return Bond Portfolio

Performance Update
For the 12 months ended October 31, 2003, the fund returned 15.10%. In comparison, the fund outperformed its benchmark, the unmanaged J.P. Morgan Global Government Bond Index - Unhedged,/ii/ which returned 13.84% for the same period. The fund also outperformed its Lipper peer group of variable global income funds, which had an average return of 14.77% for the same period./9/

Market Review

Investment-Grade Market
Early in the period in the wake of a sputtering U.S. economy, the conflict with Iraq, and more pronounced concerns about North Korea's nuclear program, U.S. Treasuries fluctuated but performed relatively well as investors in search of safer-haven investments turned to U.S. government securities. In May, Treasury bond prices rose significantly in anticipation that the Fed would lower its target for short-term rates to create a more accommodative borrowing environment (as prices of bonds move opposite to interest rates and yields). The Fed proceeded to lower its interest rate targets in June to their lowest levels since the Eisenhower Administration. Given the combination of rate cuts and a significant tax-cut package passed by lawmakers this year, it seemed that the U.S. government was going to throw "everything but the kitchen sink" at the economy in an attempt to revive its growth.

Shortly after the Fed's rate reduction, U.S. Treasury bonds sold off. Treasury prices spiraled lower in July, due to stronger-than-expected economic data, which generated interest rate concerns. For example, yields on the two-year U.S. Treasury note edged higher from July through August, as estimates of Gross Domestic Product ("GDP")/iii/ growth soared. The decline was exacerbated, due to selling from investors holding mortgage-backed securities ("MBS") in their portfolios. (Many investors who had previously bought U.S. Treasuries, when long-term yields were dropping to help hedge their portfolios'

/9/Lipper Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended October 31, 2003, calculated among 29 funds in the fund's Lipper peer group including the reinvestment of dividends and capital gains.

               5 Travelers Series Fund Inc. | 2003 Annual Report exposure to MBS reversed course as yields rose in July, by selling Treasuries to help lower the duration/iv/ of their portfolios to better preserve the value of their portfolios against a further rise in long-term rates.)

Although U.S. Treasury bonds fluctuated significantly in July, the prices of MBS held up considerably better that month.

Prices of U.S. Treasuries bounced back in September, as investors questioned the strength of 2004 economic growth, but rate concerns resurfaced after the Commerce Department released preliminary third-quarter economic data, stating that the economy grew at its fastest pace in almost 20 years. However, selling in the U.S. Treasury markets was more contained than in July.

Domestic market participants have recently continued to debate the sustainability of economic growth into 2004, with particular attention fixed on the employment situation, which has remained rather tepid. The Fed has recently held interest rates steady, although investor interpretation of just what the Fed means by being on hold for "a considerable period" of time proved to be fickle. Looking back, the residential MBS market has been a focus of market attention this past year.

U.S. High Yield Market
The U.S. high yield market rallied over the period amid declining default rates and relatively favorable yields available through high-yield bonds in the low interest rate environment. Although U.S. high-yield bond market lost ground during the summer when U.S. Treasury bonds sold off, it subsequently bounced back in September amid the rebound in U.S. Treasuries and return of positive mutual fund inflows. During the final quarter of the period, the market also made headway due to stronger-than-expected third-quarter economic results and corporate earnings data that was in line with expectations. As of the end of October, high-yield issues, (as measured by the Citigroup High-Yield Market Index/v/) generally had generated stellar returns, with issues rated CCC having performed particularly well.

Emerging Markets
The rally in the sovereign debt markets that began last year continued into 2003, despite concerns regarding the military conflict in Iraq, several high-profile elections in some emerging market countries and high volatility in global equity markets. However, the rally was temporarily halted in the middle of June, due to a significant sell-off in the U.S. Treasury market. As a result of the weakness

               6 Travelers Series Fund Inc. | 2003 Annual Report in the U.S. Treasury market in July, emerging markets debt posted negative monthly returns for the first time in 10 months.

Despite the volatility, emerging market country performance for the 12 months as a whole was solid. Developments in Latin America, namely presidential elections in Brazil and Ecuador, drove the overall market's performance as investors welcomed ambitious new political and economic reform programs. The markets were also helped by signs of economic growth in the U.S. as well as by stable oil prices, which are important drivers of revenues for many emerging market economies.

Factors Influencing Fund Performance
We strategically allocated assets to investment-grade, high-yield and emerging market debt securities within the portfolio. During the period, we increased the fund's exposure to high-yield and emerging market debt securities, as part of our active sector-allocation investment process. As noted earlier, the fund outperformed its benchmark and the average return of its Lipper peers during the 12-month period. Its allocation among high-yield and emerging markets debt securities, favorably contributed to the fund's performance.

Thank you for your investment in the Salomon Brothers Strategic Total Return Bond Portfolio. We appreciate that you have entrusted us to manage your money and we value our relationship with you.

Sincerely,

              /s/ Peter J. Wilby        /s/ Beth A. Semmel
              Peter J. Wilby, CFA       Beth A. Semmel, CFA
              Portfolio Manager         Portfolio Manager

November 21, 2003


               7 Travelers Series Fund Inc. | 2003 Annual Report

                               MANAGER OVERVIEW


SB Adjustable Rate Income Portfolio
The fund's inception date was September 12, 2003. As of October 31, 2003, the fund did not have an operating history to generate the management discussion of fund performance that other funds give in this section of the annual shareholder report. However, you can review the fund's performance since inception in the pages that follow in this report.


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of October 31, 2003 and are subject to change. Please refer to pages 14 through 29 for a list and percentage breakdown of the funds' holdings.

/i/The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
/ii/The J.P. Morgan Global Government Bond Index -- Unhedged is a daily, market capitalization-weighted, international fixed-income index consisting of 13 countries. Please note that an investor cannot invest directly in an index.
/iii/Gross Domestic Product is a market value of goods and services produced by labor and property in a given country.
/iv/Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates.
/v/The Citigroup High-Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.

Additional Information About Your Fund
The Funds' Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

               8 Travelers Series Fund Inc. | 2003 Annual Report

              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

Twelve Months Ended 10/31/03                                       19.45%
-------------------------------------------------------------------------
Five Years Ended 10/31/03                                          (3.29)
-------------------------------------------------------------------------
6/16/94* through 10/31/03                                           0.71
-------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+ (UNAUDITED)

6/16/94* through 10/31/03 6.82%
-------------------------------
+ Assumes the reinvestment of all dividends and capital gains distributions. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
 * Commencement of operations.


               9 Travelers Series Fund Inc. | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)

                  Value of $10,000 Invested in Shares of the
            Smith Barney International All Cap Growth Portfolio vs.
                               MSCI EAFE Index+
--------------------------------------------------------------------------------
                           June 1994 -- October 2003


                                [CHART]

                 Smith Barney
                International
                All Cap Growth     MSCI EAFE
                  Portfolio          Index
                  ---------          ------
 6/16/1994         $10,000          $10,000
   10/1994          10,550           10,443
   10/1995          10,480           10,436
   10/1996          12,194           11,563
   10/1997          13,259           12,133
   10/1998          12,628           13,340
   10/1999          17,013           16,413
   10/2000          18,745           15,956
   10/2001          11,316           11,966
   10/2002           8,943           10,385
10/31/2003          10,682           13,192


+Hypothetical illustration of $10,000 invested in shares of the Smith Barney
 International All Cap Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2003. The Morgan Stanley Capital International Europe, Australasia and the Far East Index ("MSCI EAFE Index") is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

              10 Travelers Series Fund Inc. | 2003 Annual Report

            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)


Twelve Months Ended 10/31/03                                             15.10%
-------------------------------------------------------------------------------
Five Years Ended 10/31/03                                                 6.41
-------------------------------------------------------------------------------
6/16/94* through 10/31/03                                                 7.09
-------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+ (UNAUDITED)

6/16/94* through 10/31/03                                                90.04%
-------------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
 * Commencement of operations.


              11 Travelers Series Fund Inc. | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Value of $10,000 Invested in Shares of the
          Salomon Brothers Strategic Total Return Bond Portfolio vs.
             J.P. Morgan Global Government Bond Index -- Unhedged+

--------------------------------------------------------------------------------

                           June 1994 -- October 2003

                                    [CHART]

                      Salomon Brothers               J.P. Morgan
                  Strategic Total Return          Global Government
                       Bond Portfolio           Bond Index -- Unhedged
                  ------------------------      ----------------------
 6/16/1994               $10,000                     $10,000
   10/1994                 9,950                      10,391
   10/1995                10,882                      11,985
   10/1996                13,066                      12,716
   10/1997                14,284                      13,161
   10/1998                13,927                      14,869
   10/1999                13,793                      14,429
   10/2000                14,392                      13,759
   10/2001                15,974                      14,413
   10/2002                16,511                      14,920
10/31/2003                19,004                      16,985


+Hypothetical illustration of $10,000 invested in shares of the Salomon
 Brothers Strategic Total Return Bond Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2003. The J.P. Morgan Global Government Bond Index -- Unhedged is a daily, market capitalization weighted international fixed-income index consisting of 13 countries. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.


             12    Travelers Series Fund Inc. | 2003 Annual Report

                      SB ADJUSTABLE RATE INCOME PORTFOLIO

 AVERAGE ANNUAL TOTAL RETURN+ (UNAUDITED)


9/12/03* through 10/31/03++                                        0.10%
------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+ (UNAUDITED)

9/12/03* through 10/31/03 0.10%
-------------------------------
+ Assumes the reinvestment of all dividends and capital gains distributions. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.

              13 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS                                       OCTOBER 31, 2003

SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO



SHARES              SECURITY                VALUE
-----------------------------------------------------
STOCKS -- 98.4%
Australia -- 2.8%
122,500 Macquarie Bank Ltd.+             $  3,022,314
225,287 The News Corp. Ltd.                 2,002,189
-----------------------------------------------------
                                            5,024,503
-----------------------------------------------------
Canada -- 1.1%
 84,000 Celestica Inc.*                     1,190,902
 86,000 Patheon, Inc.*                        831,312
-----------------------------------------------------
                                            2,022,214
-----------------------------------------------------
Denmark -- 1.0%
 49,200 Novo Nordisk A/S, Class B Shares    1,767,573
-----------------------------------------------------
Finland -- 2.6%
279,000 Nokia Oyj                           4,734,299
-----------------------------------------------------
France -- 4.8%
200,000 Axa                                 3,785,024
 17,000 Groupe Danone+                      2,561,974
 15,000 Total Fina Elf SA                   2,328,487
-----------------------------------------------------
                                            8,675,485
-----------------------------------------------------
Germany -- 4.5%
 55,600 Altana AG                           3,499,494
 31,000 BASF AG+                            1,420,267
 23,000 SAP AG                              3,342,026
-----------------------------------------------------
                                            8,261,787
-----------------------------------------------------
Hong Kong -- 4.2%
 94,965 HSBC Holdings PLC+                  1,430,343
468,000 Hutchison Whampoa Ltd.              3,614,830
837,000 Johnson Electric Holdings Ltd.      1,082,885
930,000 Li & Fung Ltd.                      1,562,371
-----------------------------------------------------
                                            7,690,429
-----------------------------------------------------
Ireland -- 5.1%
144,000 Bank of Ireland                     1,772,227
188,000 CRH PLC                             3,376,753
650,000 Grafton Group PLC*                  4,037,553
-----------------------------------------------------
                                            9,186,533
-----------------------------------------------------
Italy -- 0.9%
220,000 Saipem S.p.A.                       1,598,999
-----------------------------------------------------
Japan -- 18.6%
185,000 Ajinomoto Co., Inc.                 1,864,953
 87,000 CANON INC.                          4,203,433

                      See Notes to Financial Statements.

              14 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO


SHARES                    SECURITY                    VALUE
---------------------------------------------------------------
Japan -- 18.6% (continued)
   10,000 DaiichiKosho Co., Ltd.                   $    531,287
      470 Dentsu Inc.                                 2,112,887
  201,000 Dowa Mining Co., Ltd.                       1,084,316
   50,000 Honda Motor Co., Ltd.                       1,970,756
   37,000 Hoya Corp.                                  3,343,475
   65,000 Ito-Yokado Co., Ltd.                        2,384,888
   24,000 Mabuchi Motor Co., Ltd.                     1,826,537
      335 Mitsubishi Tokyo Financial Group, Inc.      2,403,505
  179,000 Nomura Holdings, Inc.                       3,069,222
    1,305 NTT DoCoMo, Inc.                            2,820,725
   13,500 Rohm Co. Ltd.                               1,817,001
   39,000 Seven-Eleven Japan Co., Ltd.+               1,232,586
   90,000 Terumo Corp.                                1,708,292
   21,000 Tokyo Electron Ltd.                         1,502,861
---------------------------------------------------------------
                                                     33,876,724
---------------------------------------------------------------
Mexico -- 1.9%
1,302,000 Wal-Mart De Mexico S.A. de C.V.             3,390,380
---------------------------------------------------------------
The Netherlands -- 3.5%
   59,000 Heineken NV                                 2,103,011
   42,000 ING Groep N.V.                                870,927
  150,000 Reed Elsevier NV                            1,668,430
   38,000 Royal Dutch Petroleum Co.                   1,684,057
---------------------------------------------------------------
                                                      6,326,425
---------------------------------------------------------------
Norway -- 1.3%
  426,000 Tomra Systems ASA                           2,447,446
---------------------------------------------------------------
Singapore -- 5.9%
  256,000 DBS Group Holdings, Ltd.                    2,104,089
  270,000 Singapore Airlines Ltd.                     1,877,748
  150,000 Singapore Press Holdings, Ltd.              1,698,422
1,860,000 Singapore Technologies Engineering, Ltd.    2,063,281
  279,000 Venture Corp. Ltd.                          3,030,779
---------------------------------------------------------------
                                                     10,774,319
---------------------------------------------------------------
Spain -- 4.3%
      724 Antena 3 Television, S.A.*                     24,165
  163,000 Banco Bilbao Vizcaya Argentaria S.A.+       1,867,910
  290,000 Indra Sistemas, S.A.                        3,259,301
  214,000 Telefonica S.A.                             2,658,573
---------------------------------------------------------------
                                                      7,809,949
---------------------------------------------------------------
Sweden -- 2.1%
   77,000 Atlas Copco AB                              2,703,070
  600,000 Telefonaktiebolaget LM Ericsson+*           1,030,082
---------------------------------------------------------------
                                                      3,733,152
---------------------------------------------------------------

                      See Notes to Financial Statements.

              15 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO


  SHARES                                  SECURITY                                   VALUE
----------------------------------------------------------------------------------------------
Switzerland -- 9.2%
    82,000 Credit Suisse Group                                                    $  2,884,453
   130,000 Mettler-Toledo International Inc.*                                        4,984,200
     8,650 Nestle S.A.                                                               1,901,312
    46,000 Novartis AG                                                               1,750,514
    21,000 Roche Holdings AG                                                         1,734,888
    57,000 UBS AG                                                                    3,494,449
----------------------------------------------------------------------------------------------
                                                                                    16,749,816
----------------------------------------------------------------------------------------------
United Kingdom -- 24.6%
   180,000 BOC Group PLC                                                             2,452,852
   372,000 BP PLC                                                                    2,580,354
   837,000 Capita Group PLC                                                          3,509,739
   605,000 Compass Group PLC                                                         3,486,004
   207,000 Diageo PLC                                                                2,432,857
    93,000 GlaxoSmithKline PLC                                                       1,990,469
   127,000 HBOS PLC                                                                  1,476,469
   236,000 Irish Continental Group PLC                                               2,767,480
   350,000 Kingfisher PLC                                                            1,676,871
    81,000 Man Group PLC                                                             1,990,520
   186,000 Misys PLC                                                                   946,340
   100,000 Rio Tinto Ltd.                                                            2,423,513
 1,720,000 Serco Group PLC                                                           5,177,736
   615,418 Tesco PLC                                                                 2,465,784
 3,595,000 Vodafone Group PLC                                                        7,544,964
   200,000 WPP Group PLC                                                             1,904,552
----------------------------------------------------------------------------------------------
                                                                                    44,826,504
----------------------------------------------------------------------------------------------
           TOTAL STOCKS
           (Cost -- $163,164,132)                                                  178,896,537
----------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                  SECURITY                                   VALUE
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.6%
$2,997,000 Merrill Lynch & Co., Inc., 0.990% due 11/3/03; Proceeds at maturity --
            $2,997,247; (Fully collateralized by U.S. Treasury Inflation Indexed
            Notes and Bonds, 1.875% to 3.625% due 7/15/12 to 4/15/28; Market
            value -- $3,056,959) (Cost -- $2,997,000)                                2,997,000
----------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100.0%
           (Cost -- $166,161,132**)                                               $181,893,537
---------- ---------------------------------------------------------------------- ------------

+ All or a portion of this security is on loan (See Note 7).
* Non-income producing security.
** Aggregate cost for Federal income tax purposes is $166,175,917.

                      See Notes to Financial Statements.

              16 Travelers Series Fund Inc. | 2003 Annual Report

 LOANED SECURITIES COLLATERAL                                   OCTOBER 31, 2003

              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

   FACE
  AMOUNT                              SECURITY                               VALUE
-------------------------------------------------------------------------------------
$6,261,521 State Street Navigator Securities Lending Trust Prime Portfolio
           (Cost -- $6,261,521)                                            $6,261,521
-------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              17 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

  FACE
AMOUNT+                                    SECURITY                                      VALUE
-------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 75.7%
Australia -- 0.2%
 65,000 WMC Finance USA, Ltd., Notes, 5.125% due 5/15/13                               $   63,582
-------------------------------------------------------------------------------------------------
The Bahamas -- 0.1%
 25,000 Sun International Hotels Ltd., Sr. Sub. Notes,
          8.875% due 8/15/11                                                               27,406
-------------------------------------------------------------------------------------------------
Brazil -- 2.7%
        Republic of Brazil:
          Bonds:
424,836    8.000% due 4/15/14 (a)                                                         397,887
 75,000    12.250% due 3/6/30 (a)                                                          81,937
          Notes:
 25,000    11.250% due 7/26/07 (a)                                                         27,781
 90,000    11.500% due 3/12/08 (a)                                                        100,350
125,000    12.000% due 4/15/10 (a)                                                        141,500
-------------------------------------------------------------------------------------------------
                                                                                          749,455
-------------------------------------------------------------------------------------------------
Bulgaria -- 0.4%
 85,716 Bulgaria FLIRB, Series A, 1.938% due 7/28/12                                       84,323
 25,000 Republic of Bulgaria, Bonds, Series REGS, 8.250% due 1/15/15                       28,562
-------------------------------------------------------------------------------------------------
                                                                                          112,885
-------------------------------------------------------------------------------------------------
Canada -- 0.9%
 25,000 Acetex Corp., Sr. Notes, 10.875% due 8/1/09                                        28,125
 25,000 Calpine Canada Energy Finance ULC, Sr. Notes, 8.500% due 5/1/08                    18,500
 32,000 Iron Mountain Inc., Sr. Notes, 8.125% due 5/15/08                                  33,520
 45,000 Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11                                   50,963
 25,000 Methanex Corp., Sr. Notes, 8.750% due 8/15/12                                      27,375
 25,000 Millar Western Forest Products Ltd., Sr. Notes, 9.875% due 5/15/08                 26,250
 50,000 Potash Corp. of Saskatchewan Inc., Notes, 4.875% due 3/1/13                        48,624
 25,000 Tembec Industries, Inc., Sr. Notes, 8.625% due 6/30/09                             24,500
-------------------------------------------------------------------------------------------------
                                                                                          257,857
-------------------------------------------------------------------------------------------------
Cayman Islands -- 0.4%
100,000 G-Force cdo, Ltd., Series 2002-1A, 2.020% due 6/25/37 (a)(b)                       99,125
 18,081 Sail Net Interest Margin Notes, Series 2003-3, Class A, 7.750% due 4/27/33 (b)     17,900
-------------------------------------------------------------------------------------------------
                                                                                          117,025
-------------------------------------------------------------------------------------------------
Colombia -- 0.5%
        Republic of Colombia:
 50,000   Bonds, 8.625% due 4/1/08                                                         52,700
 75,000   Notes, 10.000% due 1/23/12                                                       79,012
-------------------------------------------------------------------------------------------------
                                                                                          131,712
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              18 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

    FACE
  AMOUNT+                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
Ecuador -- 0.4%
     155,000 Republic of Ecuador, step bond to yield 18.335% due 8/15/30 (a)    $   104,238
-------------------------------------------------------------------------------------------
France -- 2.1%
470,000/EUR/ French Treasury Notes, 3.500% due 1/12/08 (a)                          546,084
      25,000 Vivendi Universal SA, Sr. Notes, 9.250% due 4/15/10 (b)                 29,187
-------------------------------------------------------------------------------------------
                                                                                    575,271
-------------------------------------------------------------------------------------------
Germany -- 3.6%
             Bundesobligation, Bonds:
310,000/EUR/   Series 98, 4.750% due 7/4/08 (a)                                     379,263
500,000/EUR/   Series 141, 4.250% due 2/15/08 (a)                                   596,995
-------------------------------------------------------------------------------------------
                                                                                    976,258
-------------------------------------------------------------------------------------------
Italy -- 0.5%
     125,000 Region of Lombardy, Inc., Notes, 5.804% due 10/25/32 (a)               127,457
-------------------------------------------------------------------------------------------
The Marshall Islands -- 0.2%
      50,000 General Maritime Corp., Sr. Notes, 10.000% due 3/15/13                  56,125
-------------------------------------------------------------------------------------------
Mexico -- 1.9%
     475,000 United Mexican States, Bonds, Series MTN, 8.300% due 8/15/31 (a)       529,150
-------------------------------------------------------------------------------------------
Morocco -- 0.4%
      97,238 Kingdom of Morocco, Restructured Debentures, 2.031% due 1/5/09 (a)      94,321
-------------------------------------------------------------------------------------------
The Netherlands -- 0.1%
      26,000 Yell Finance B.V., Sr. Notes, 10.750% due 8/1/11                        30,550
-------------------------------------------------------------------------------------------
Panama -- 0.5%
             Republic of Panama, Bonds:
      25,000   9.625% due 2/8/11                                                     28,938
     100,000   9.375% due 1/16/23                                                   109,000
-------------------------------------------------------------------------------------------
                                                                                    137,938
-------------------------------------------------------------------------------------------
Peru -- 0.4%
     117,500 Republic of Peru, 4.500% due 3/7/17 (a)                                110,450
-------------------------------------------------------------------------------------------
Philippines -- 0.7%
     175,000 Republic of the Philippines, Bonds, 8.375% due 3/12/09 (a)             182,875
-------------------------------------------------------------------------------------------
Russia -- 1.8%
             Russian Federation, Bonds:
     273,108   8.250% due 3/31/10 (a)                                               306,304
     200,400   5.000% due 3/31/30 (a)                                               187,437
-------------------------------------------------------------------------------------------
                                                                                    493,741
-------------------------------------------------------------------------------------------
Supra-National -- 0.4%
     100,000 Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12 (a)(c)        110,235
-------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.

              19 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003



            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

  FACE
AMOUNT+                               SECURITY                                  VALUE
----------------------------------------------------------------------------------------
Turkey -- 0.4%
100,000 Republic of Turkey, Notes, 11.500% due 1/23/12                       $   120,250
----------------------------------------------------------------------------------------
United Kingdom -- 0.7%
        Avon Energy Partners Holdings:
 50,000   Notes, 6.460% due 3/4/08 (b)                                            42,500
 25,000   Sr. Notes, 7.050% due 12/11/07 (b)                                      21,250
 50,000 Premier International Foods PLC, Sr. Notes, 12.000% due 9/1/09            55,375
 55,000 Telewest Communication PLC, Sr. Discount Notes, step bond to yield
         23.448% due 2/1/10                                                       22,825
 50,000 XEROX Cap Europe PLC, Notes, 5.875% due 5/15/04                           50,750
----------------------------------------------------------------------------------------
                                                                                 192,700
----------------------------------------------------------------------------------------
United States -- 56.4%
 50,000 aaiPharma Inc., Sr. Sub. Notes, 11.000% due 4/1/10                        55,750
 25,000 AES Corp., Sr. Sub. Notes, 8.500% due 11/1/07                             24,938
 25,000 Ahold Finance USA Inc., Notes, 6.875% due 5/1/29                          22,250
 50,000 Alamosa (Delaware), Inc., Sr. Notes, 12.500% due 2/1/11                   48,250
 50,000 Alliant Techsystems Inc., Sr. Sub. Notes, 8.500% due 5/15/11              55,500
        Allied Waste North America:
 25,000   Sr. Notes, 9.250% due 9/1/12                                            28,250
 25,000   Sr. Sub. Notes, 10.000% due 8/1/09                                      27,312
        American Tower Corp.:
 15,000   Discount Notes, zero coupon bond to yield 14.433% due 8/1/08            10,350
 25,000   Notes, 5.000% due 2/15/10 (c)                                           23,687
 30,000   Sr. Notes, 9.375% due 2/1/09                                            31,650
 50,000 Ameristar Casinos, Inc., Sr. Sub. Notes, 10.750% due 2/15/09              57,875
150,000 Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2,
         2.320% due 8/25/32 (a)                                                  147,461
 25,000 Anchor Glass Container Corp., Sr. Secured Notes, 11.000% due 2/15/13      28,625
 50,000 AOL Time Warner Inc., Debentures, 7.625% due 4/15/31                      56,076
 21,000 Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08                         21,840
 15,000 Applied Extrusion Technologies, Inc., Sr. Notes, Series B,
         10.750% due 7/1/11                                                       11,625
 50,000 AT&T Corp., Sr. Notes, 8.500% due 11/15/31 (a)                            56,890
125,000 AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31 (a)            150,843
 80,000 Bank of America Corp., Sr. Notes, 4.875% due 9/15/12                      79,959
250,000 Bayview Financial Acquisition Trust 2001, Class M3,
         Home Equity Loan Trust, 2.370% due 8/25/36 (a)(b)                       244,687
 25,000 Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12 (a)             28,250
 65,000 Boston Properties L.P., Sr. Notes, 6.250% due 1/15/13 (a)                 69,315
        Bowater Inc.:
 25,000   Debentures, 9.500% due 10/15/12                                         27,236
 25,000   Notes, 6.500% due 6/15/13                                               23,026
 25,000 BRL Universal Equipment Corp., Sr. Secured Notes, 8.875% due 2/15/08      27,125


                      See Notes to Financial Statements.


              20 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

  FACE
AMOUNT+                                SECURITY                                    VALUE
-------------------------------------------------------------------------------------------
United States -- 56.4% (continued)
        Buckeye Technologies Inc., Sr. Sub. Notes:
 25,000   9.250% due 9/15/08                                                    $    25,500
 25,000   8.000% due 10/15/10                                                        23,750
 50,000 Calpine Corp., Sr. Notes, 8.750% due 7/15/07                                 39,000
100,000 Capital One Financial Corp., Notes, 7.250% due 5/1/06 (a)                   107,345
 25,000 Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (b)                      27,875
        Charter Communications Holdings, LLC:
 40,000   Sr. Discount Notes, step bond to yield 23.220% due 5/15/11                 23,700
          Sr. Notes:
 25,000    8.250% due 4/1/07                                                         22,625
 25,000    10.750% due 10/1/09                                                       21,250
 75,000    10.250% due 1/15/10                                                       62,625
 10,000    10.000% due 5/15/11                                                        8,225
 75,000 CIT Group Inc., Sr. Notes, 7.750% due 4/2/12                                 87,669
 25,000 Coast Hotels and Casinos, Inc., Sr. Sub. Notes, 9.500% due 4/1/09            26,750
        Cole National Group Inc., Sr. Sub. Notes:
 25,000   8.625% due 8/15/07                                                         25,687
 25,000   8.875% due 5/15/12                                                         26,687
 50,000 Comcast Cable Communications Holdings Inc., Notes,
         8.375% due 3/15/13 (a)                                                      60,562
 25,000 Compass Minerals Group, Inc., Sr. Sub. Notes, 10.000% due 8/15/11            28,000
 25,000 Constellation Brands Inc., Sr. Sub. Notes, Series B, 8.125% due 1/15/12      27,562
100,000 Cox Communications Inc., Notes, 7.750% due 11/1/10 (a)                      117,750
 50,000 Crown Castle International Corp., Sr. Notes, 10.750% due 8/1/11              56,375
        CSC Holdings, Inc., Sr. Sub. Debentures:
 25,000   9.875% due 2/15/13                                                         26,312
 25,000   10.500% due 5/15/16                                                        27,625
 50,000 CSK Auto Inc., Sr. Notes, 12.000% due 6/15/06                                56,500
 25,000 Del Monte Corp., Sr. Sub. Notes, Series B, 9.250% due 5/15/11                27,750
 50,000 Devon Financing Corp., Notes, 6.875% due 9/30/11                             56,511
        Dex Media West LLC/Dex Media Finance Co.:
 25,000   Sr. Notes, 8.500% due 8/15/10 (b)                                          27,375
 25,000   Sr. Sub. Notes, 9.875% due 8/15/13 (b)                                     28,563
 50,000 DIRECTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13                          56,500
 25,000 Dobson Communications Corp., Sr. Notes, 10.875% due 7/1/10                   27,625
 50,000 Duke Energy Corp., Sr. Notes, 4.200% due 10/1/08                             50,005
 75,000 Dynegy Holdings Inc., Sr. Secured Notes, 9.875% due 7/15/10 (a)(b)           81,000
 25,000 Eagle-Pitcher Industries, Inc., Sr. Notes, 9.750% due 9/1/13 (b)             26,625
        EchoStar DBS Corp., Sr. Notes:
 25,000   10.375% due 10/1/07                                                        27,719
 32,000   9.125% due 1/15/09                                                         36,160
 90,000 Edison Mission Energy, Sr. Notes, 9.875% due 4/15/11                         83,250
 50,000 El Paso Corp., Medium Term Notes, Sr. Notes, 7.375% due 12/15/12             41,500

                      See Notes to Financial Statements.

              21 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

   FACE
 AMOUNT+                                   SECURITY                                      VALUE
-------------------------------------------------------------------------------------------------
United States -- 56.4% (continued)
   75,000 Entergy Gulf States, Inc., Mortgage Bonds, 6.200% due 7/1/33 (b)            $    67,909
   25,000 Extendicare Health Service, Inc., Sr. Notes, 9.500% due 7/1/10                   27,625
   50,000 Eye Care Centers of America Inc., Sr. Sub. Notes, 9.125% due 5/1/08              49,250
   25,000 Fedders North America, Inc., Sr. Sub. Notes, 9.375% due 8/15/07                  24,250
          Federal Home Loan Mortgage Corp., Gold:
1,250,000   6.000% due 11/1/03 (d)(e)                                                   1,283,203
1,000,000   5.000% due 11/1/33 (d)(e)                                                     984,375
          Federal National Mortgage Association:
1,000,000   5.000% due 11/1/03 (d)(e)                                                     986,562
  500,000   6.500% due 11/1/03 (d)(e)                                                     519,531
2,500,000   7.000% due 11/1/03 (d)(e)                                                   2,632,813
   25,000 Felcor Lodging L.P., Sr. Notes, 8.500% due 6/1/11                                27,188
   50,000 Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08                          51,750
   25,000 Fleming Cos. Inc., Sr. Notes, 10.125% due 4/1/08 (f)                              4,000
   35,000 Flowserve Corp., Sr. Sub. Notes, 12.250% due 8/15/10                             40,775
   50,000 FMC Corp., Debentures, 7.750% due 7/1/11                                         51,500
   25,000 Ford Motor Credit Corp., Notes, 7.250% due 10/25/11                              25,430
   25,000 Forest Oil Corp., Sr. Notes, 8.000% due 12/15/11                                 27,000
   10,000 The Gap Inc., Notes, 10.550% due 12/15/08                                        12,225
  115,000 General Electric Capital Corp., Notes, 3.500% due 5/1/08                        114,808
  295,937 Green Tree Home Equity Loan Trust, 7.880% due 9/15/30 (a)                       309,031
   25,000 Herbst Gaming Inc., Sr. Secured Notes, Series B, 10.750% due 9/1/08              28,094
   50,000 HMH Properties, Inc., Sr. Notes, Series C, 8.450% due 12/1/08                    52,250
   25,000 Holmes Group Inc., Sr. Sub. Notes, Series B, 9.875% due 11/15/07                 24,875
   50,000 Home Interiors & Gifts Inc., Sr. Sub. Notes, 10.125% due 6/1/08                  51,500
   50,000 Horseshoe Gaming Holding Corp., Sr. Sub. Notes, Series B,
           8.625% due 5/15/09                                                              53,438
  200,000 Household Finance Corp., Notes, 8.000% due 7/15/10 (a)                          237,838
   25,000 Huntsman Advanced Materials LLC, Sr. Secured Notes,
           11.000% due 7/15/10 (b)                                                         26,906
   40,000 IASIS Healthcare Corp., Sr. Sub. Notes, 13.000% due 10/15/09 (a)                 45,100
   25,000 Icon Health & Fitness Inc., Sr. Sub. Notes, 11.250% due 4/1/12                   27,375
   25,000 InSight Health Services Corp., Sr. Sub. Notes, Series B, 9.875% due 11/1/11      27,000
   25,000 Insight Midwest L.P., Sr. Notes, 10.500% due 11/1/10                             26,250
   25,000 Interface Inc., Sr. Sub. Notes, Series B, 9.500% due 11/15/05                    24,250
   50,000 International Lease Finance Corp., Notes, 6.375% due 3/15/09                     54,902
   50,000 ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11                    56,125
   25,000 Jafra Cosmetics International Inc., Sr. Sub. Notes, 10.750% due 5/15/11          27,625
   25,000 Jefferson Smurfit Corp., Sr. Notes, 8.250% due 10/1/12                           26,375
   25,000 John Q. Hammons Hotels LP/John Q. Hammons Hotels Finance Corp. III
           Mortgage Notes, Series B, 8.875% due 5/15/12                                    27,375
   50,000 Kellogg Co., Notes, Series B, 6.600% due 4/1/11                                  55,947
   40,000 Kraft Foods Inc., Notes, 5.625% due 11/1/11                                      41,670

                      See Notes to Financial Statements.

              22 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

  FACE
AMOUNT+                                   SECURITY                                      VALUE
------------------------------------------------------------------------------------------------
United States -- 56.4% (continued)
 25,000 L-3 Communications Corp., Sr. Sub. Notes, 7.625% due 6/15/12                 $    27,375
 25,000 LDM Technologies, Inc., Sr. Sub. Notes, Series B, 10.750% due 1/15/07             25,125
100,000 Lehman Brothers Holdings Inc., Notes, 3.500% due 8/7/08 (a)                       98,657
 40,000 Levi Strauss & Co., Sr. Notes, 12.250% due 12/15/12                               33,400
 10,000 LodgeNet Entertainment Corp., Sr. Sub. Debentures, 9.500% due 6/15/13             10,850
 50,000 Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12                      56,000
        Mail-Well I Corp.:
 25,000   Sr. Notes, 9.625% due 3/15/12                                                   28,188
 25,000   Sr. Sub. Notes, Series B, 8.750% due 12/15/08                                   25,313
 50,000 Mediacom Broadband LLC, Sr. Notes, 9.500% due 1/15/13                             47,750
 25,000 MeriStar Hospitality Operating Partnership L.P., Sr. Notes,
         10.500% due 6/15/09                                                              27,250
125,000 Merit Securities Corp., Series 11PA, Class B2, 2.620% due 9/28/32 (a)(b)         111,250
        Metris Master Trust, Class B:
 50,000   Series 2001-2, 2.200% due 11/20/09                                              42,660
 30,000   Series 2001-4A, 2.520% due 8/20/08                                              28,918
 25,000 MGM MIRAGE, Sr. Sub. Notes, 9.750% due 6/1/07                                     28,469
 25,000 Millennium America Inc., Sr. Notes, 9.250% due 6/15/08 (b)                        26,563
 25,000 Mirant Americas Generation, LLC, Sr. Notes, 9.125% due 5/1/31 (f)                 20,813
 75,000 Morgan Stanley, Notes, 6.600% due 4/1/12                                          83,647
 25,000 Muzak LLC/Muzak Finance Corp., Sr. Notes, 10.000% due 2/15/09                     26,438
        Nextel Communications, Inc., Sr. Notes:
 75,000   9.375% due 11/15/09 (a)                                                         82,125
 25,000   7.375% due 8/1/15                                                               26,125
 25,000 NextMedia Operating Inc., Sr. Sub. Notes, 10.750% due 7/1/11                      28,375
 60,000 NiSource Finance Corp., Sr. Notes, 7.625% due 11/15/05                            65,818
 25,000 NMHG Holding Co., Sr. Notes, 10.000% due 5/15/09                                  27,625
 25,000 North Atlantic Trading Inc., Sr. Notes, Series B, 11.000% due 6/15/04             23,625
 15,000 Noveon Inc., Sr. Sub. Notes, Series B, 11.000% due 2/28/11                        17,325
        Park Place Entertainment Corp., Sr. Sub. Notes:
 25,000   7.875% due 3/15/10                                                              27,125
 25,000   8.125% due 5/15/11                                                              27,438
 25,000 PETCO Animal Supplies, Inc., Sr. Sub. Notes, 10.750% due 11/1/11                  29,500
 25,000 Plastipak Holdings, Inc., Sr. Notes, 10.750% due 9/1/11                           27,750
 50,000 Playtex Products, Inc., Sr. Sub. Notes, 9.375% due 6/1/11                         49,625
 25,000 Pliant Corp., Sr. Secured Notes, 11.125% due 9/1/09                               26,875
 45,000 Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due 4/15/11                  49,950
 25,000 Pride International Inc., Sr. Notes, 10.000% due 6/1/09                           27,063
 25,000 Qwest Corp., Notes, 8.875% due 3/15/12 (b)                                        28,375
        Qwest Services Corp., Notes:
 25,000   13.500% due 12/15/10 (b)                                                        29,313
 50,000   14.000% due 12/15/14 (b)                                                        61,250
 25,000 R.H. Donnelly Financial Corp. Inc., Sr. Sub. Notes, 10.875% due 12/15/12 (b)      29,938

                      See Notes to Financial Statements.

              23 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

  FACE
AMOUNT+                                SECURITY                                    VALUE
-------------------------------------------------------------------------------------------
United States -- 56.4% (continued)
 25,000 Radio One, Inc., Sr. Sub. Notes, Series B, 8.875% due 7/1/11            $    27,625
 25,000 Radnor Holdings Corp., Sr. Notes, 11.000% due 3/15/10 (b)                    21,500
 50,000 Reliant Resources, Inc., Secured Notes, 9.250% due 7/15/10 (b)               45,000
200,000 Republic Technologies International, LLC, Sr. Secured Notes,
         13.750% due 7/15/09 (f)                                                      3,000
 25,000 Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12                          27,875
 25,000 Rite Aid Corp., Sr. Notes, 11.250% due 7/1/08                                28,250
 75,000 Safeway Inc., Debentures, 7.250% due 2/1/31                                  82,693
 25,000 Saks Inc., Notes, 9.875% due 10/1/11                                         29,750
 50,000 SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09                      45,000
 60,000 Sears Roebuck Acceptance Corp., Notes, 7.000% due 6/1/32                     65,748
 25,000 Sequa Corp., Sr. Notes, 9.000% due 8/1/09                                    27,625
 25,000 Sitel Corp., Sr. Sub. Notes, 9.250% due 3/15/06                              23,688
 25,000 SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10 (b)                         26,625
        Sprint Capital Corp., Notes:
200,000   8.375% due 3/15/12                                                        228,714
 25,000   8.750% due 3/15/32                                                         28,532
 25,000 Starwood Hotels & Resorts Worldwide, Inc., Sr. Notes, 7.875% due 5/1/12      27,750
 25,000 Station Casinos, Inc., Sr. Sub. Notes, 9.875% due 7/1/10                     27,906
 25,000 Stone Energy Corp., Sr. Sub. Notes, 8.250% due 12/15/11                      26,875
 25,000 Swift Energy Co., Sr. Sub. Notes, 10.250% due 8/1/09                         27,375
 16,000 TeleCorp PCS, Inc., Sr. Sub. Notes, 10.625% due 7/15/10                      18,878
 25,000 Tempur-Pedic Inc., Sr. Sub. Notes, 10.250% due 8/15/10 (b)                   27,875
 25,000 Tenet Healthcare Corp., Sr. Notes, 6.875% due 11/15/31                       22,125
 25,000 Terex Corp., Sr. Sub. Notes, Series B, 10.375% due 4/1/11                    28,313
 25,000 Triad Hospitals Inc., Sr. Notes, Series B, 8.750% due 5/1/09                 27,188
 25,000 Tropical Sportswear International Corp., Sr. Sub. Notes, Series A,
         11.000% due 6/15/08                                                         23,750
 25,000 TRW Automotive Inc., Sr. Notes, 9.375% due 2/15/13 (b)                       28,500
 25,000 Turning Stone Casino Resort Enterprise, Sr. Notes,
          9.125% due 12/15/10 (b)                                                    27,219
400,000 U.S. Treasury Bonds, 6.250% due 5/15/30 (a)(g)                              457,484
750,000 U.S. Treasury Notes, 4.875% due 2/15/12 (a)(g)                              791,426
 50,000 Unisys Corp., Sr. Notes, 8.125% due 6/1/06                                   55,000
 75,000 United Industries Corp., Sr. Sub. Notes, Series D, 9.875% due 4/1/09         78,375
 25,000 Vanguard Health Systems Inc., Sr. Sub. Notes, 9.750% due 8/1/11              26,875
 25,000 Venetian Casino Resort LLC/Las Vegas Sands, Inc., Mortgage Notes,
         11.000% due 6/15/10                                                         28,969
 50,000 Viacom Inc., Sr. Notes, 6.625% due 5/15/11                                   56,092
 25,000 Vicar Operating Inc., Notes, 9.875% due 12/1/09                              28,000
        Vintage Petroleum, Inc., Sr. Sub. Notes:
 25,000   9.750% due 6/30/09                                                         26,687
 25,000   7.875% due 5/15/11                                                         26,562

                      See Notes to Financial Statements.

              24 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

  FACE
AMOUNT+                                 SECURITY                                   VALUE
--------------------------------------------------------------------------------------------
United States -- 56.4% (continued)
200,000  Washington Mutual Finance Corp., Sr. Notes, 6.875% due 5/15/11 (a)     $   224,945
 50,000  Western Gas Resources, Inc., Sr. Sub. Notes, 10.000% due 6/15/09            53,625
 25,000  Westlake Chemical Corp., Sr. Notes, 8.750% due 7/15/11 (b)                  26,500
 25,000  Westport Resources Corp., Sr. Sub. Notes, 8.250% due 11/1/11                27,687
         The Williams Cos., Inc., Notes:
 25,000    7.625% due 7/15/19                                                        24,625
 50,000    8.750% due 3/15/32                                                        52,500
 25,000  Winsloew Furniture Inc., Sr. Sub. Notes, Series B, 12.750% due 8/15/07      18,875
-------------------------------------------------------------------------------------------
                                                                                 15,476,339
-------------------------------------------------------------------------------------------
         TOTAL BONDS AND NOTES
         (Cost -- $20,043,618)                                                   20,777,820
-------------------------------------------------------------------------------------------

 SHARES                                 SECURITY                                   VALUE
--------------------------------------------------------------------------------------------
COMMON STOCK (h) -- 0.5%
    644  NTL Inc.                                                                    39,754
  1,048  SpectraSite, Inc.                                                           40,610
    639  UGC Europe, Inc.                                                            42,813
-------------------------------------------------------------------------------------------
         TOTAL COMMON STOCK
         (Cost -- $112,803)                                                         123,177
-------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
    500  CSC Holdings Inc., Series H, 11.750% due 10/1/07 (Cost -- $43,406)          52,375
-------------------------------------------------------------------------------------------

WARRANTS                                SECURITY                                   VALUE
--------------------------------------------------------------------------------------------
WARRANTS (h) -- 0.0%
     15  American Tower Corp., Expire 8/1/08 (b)                                      2,107
  1,701  Pillowtex Corp., Expire 11/24/09                                                 2
    200  Republic Technologies International, LLC, Expire 7/15/09                         2
    200  Winsloew Furniture Inc., Expire 8/15/07                                        100
-------------------------------------------------------------------------------------------
         TOTAL WARRANTS
         (Cost -- $4,367)                                                             2,211
-------------------------------------------------------------------------------------------
         SUB-TOTAL INVESTMENTS
         (Cost -- $20,204,194)                                                   20,955,583
-------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              25 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

   FACE
  AMOUNT                                  SECURITY                                   VALUE
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 23.6%
$1,581,000 Goldman, Sachs & Co., 0.960% due 11/3/03; Proceeds at maturity --
            $1,581,126; (Fully collateralized by U.S. Treasury Inflation Indexed
            Notes and Bonds, 3.375% to 13.875% due 5/15/11 to 4/15/32;
            Market value -- $1,612,624)                                           $ 1,581,000
 4,889,000 Merrill Lynch & Co., Inc., 0.990% due 11/3/03; Proceeds at maturity --
            $4,889,403; (Fully collateralized by U.S. Treasury Inflation Indexed
            Notes and U.S. Treasury Notes, 1.875% to 3.625% due
            7/15/12 to 4/15/28; Market value -- $4,986,811)                         4,889,000
---------------------------------------------------------------------------------------------
           TOTAL REPURCHASE AGREEMENTS
           (Cost -- $6,470,000)                                                     6,470,000
---------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100.0%
           (Cost -- $26,674,194*)                                                 $27,425,583
---------------------------------------------------------------------------------------------

(a) All or a portion of this security has been segregated for open futures contracts commitments and/or "to-be-announced" securities.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Convertible bonds exchangeable for shares of common stock.
(d) Security is traded on a "to-be-announced" basis (See Note 9).
(e) Security acquired under mortgage dollar roll agreement (See Note 10).
(f) Security is currently in default.
(g) All or a portion of this security is held as collateral for open futures contracts commitments.
(h) Non-income producing security.
+ Face amount denominated in U.S. dollars unless otherwise indicated.
* Aggregate cost for Federal income tax purposes is $26,777,767.

  Abbreviations used in this schedule:

                 EUR   -- Euro
                 FLIRB -- Front Loaded Interest Reduction Bond

                      See Notes to Financial Statements.

              26 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SB ADJUSTABLE RATE INCOME PORTFOLIO

  FACE
 AMOUNT                                SECURITY                                 VALUE
----------------------------------------------------------------------------------------
ADJUSTABLE-RATE SECURITIES -- 82.2%
ASSET-BACKED SECURITIES -- 33.1%
$281,568 Ameriquest Mortgage Securities Inc., Series 2003-AR2,
          Class A4, 1.470% due 5/25/33                                        $  281,568
 265,041 Amortizing Residential Collateral Trust, Series 2002-BC10,
          Class A3, 1.550% due 1/25/33                                           265,660
 275,536 Asset Backed Securities Corp., Home Equity Loan Trust,
          Series 2003-HE3, Class A2, 1.470% due 6/15/33 (a)                      275,272
 250,000 Bayview Financial Acquisition Trust, Series 2002-BA, Class A2,
          1.770% due 3/25/35 (a)                                                 250,776
 232,075 CDC Mortgage Capital Trust, Series 2003-HE2, Class A,
          1.470% due 10/25/33                                                    232,159
 180,940 Household Mortgage Loan Trust, Series 2002-HC1, Class A,
          1.420% due 5/20/32                                                     181,212
 271,066 Long Beach Mortgage Loan Trust, Series 2003-1, Class A2,
          1.520% due 3/25/33                                                     271,475
 240,642 NovaStar Home Equity Loan, Series 2003-1, Class A2,
          1.510% due 5/25/33                                                     240,792
 260,586 Option One Mortgage Loan Trust, Series 2003-1, Class A2,
          1.540% due 2/25/33                                                     261,422
 291,835 Residential Asset Securities Corp., Series 2003-KS2, Class AI1,
          1.220% due 8/25/19                                                     291,907
 272,808 Saxon Asset Securities Trust, Series 2002-1, Class AV1,
          1.370% due 3/25/32                                                     272,753
 218,190 Soundview Home Equity Loan Trust, Series 2003-1, Class A,
          1.570% due 8/25/31                                                     218,191
 300,429 Specialty Underwriting & Residential Finance Trust, Series 2003-BC1,
          Class A, 1.460% due 1/25/34                                            300,335
 300,000 Structured Asset Investment Loan Trust, Series 2003-BC10,
          Class 3A5, 1.600% due 10/25/33                                         299,625
----------------------------------------------------------------------------------------
         TOTAL ASSET-BACKED SECURITIES
         (Cost -- $3,640,695)                                                  3,643,147
----------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 23.8%
 296,564 Bear Stearns Asset Backed Securities Trust, Series 2003-AC5,
          Class A3, 1.720% due 10/25/33                                          296,564
 261,349 Credit-Based Asset Servicing and Securitization LLC,
          Series 2002-CB6, Class 2A1, 1.620% due 1/25/33                         262,343
 250,000 Countrywide Alternative Loan Trust, Series 2003-21T1, Class A6,
          1.620% due 12/25/33                                                    250,000
 194,980 Fannie Mae REMIC Trust, Series 2003-W15, Class 3A,
          4.431% due 12/25/42                                                    204,363

                      See Notes to Financial Statements.

              27 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SB ADJUSTABLE RATE INCOME PORTFOLIO

  FACE
 AMOUNT                            SECURITY                              VALUE
---------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 23.8% (continued)
         Freddie Mac:
$247,588   Series 2543, Class FJ, 1.620% due 12/15/32                  $  246,505
 250,000   Series 2710, Class FC, 1.670% due 11/15/33 (b)                 249,375
 246,214 Residential Asset Securitization Trust, Series 2003-A11,
          Class A2, 1.570% due 11/25/33                                   246,214
 219,995 Structured Asset Mortgage Investments Inc., Series 2002-AR1,
          Class 2A, 3.351% due 3/25/32                                    222,611
 287,691 Structured Asset Securities Corp., Series 2002-8A, Class 7A1,
          2.636% due 5/25/32                                              288,197
 353,929 Washington Mutual Mortgage Securities Corp., Mortgage
          Pass-Through Certificates, Series 2002-AR1, Class 1A1,
          3.955% due 11/25/30                                             354,835
---------------------------------------------------------------------------------
         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
         (Cost -- $2,626,460)                                           2,621,007
---------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 25.3%
Federal Home Loan Mortgage Corporation (FHLMC) -- 5.6%
 299,152 FHLMC One Year CMT ARM, 3.662% due 2/1/23                        307,475
 300,166 FHLMC 3/1 Hybrid ARM, 3.417% due 10/1/33                         302,641
---------------------------------------------------------------------------------
         Total Federal Home Loan Mortgage Corporation
         (Cost -- $611,456)                                               610,116
---------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA) -- 19.7%
         FNMA Six Month LIBOR:
 102,809   4.926% due 2/1/33                                              105,594
 401,481   4.492% due 4/1/33                                              410,688
 287,257   4.575% due 5/1/33                                              294,004
  97,785   4.472% due 6/1/33                                              100,581
 299,775 FNMA One Year LIBOR, 3.484% due 7/1/43                           307,572
         FNMA One Year CMT ARM:
 294,809   3.573% due 7/1/26 (c)                                          302,379
 339,616   4.818% due 9/1/32                                              347,277
 298,606   3.143% due 8/1/33                                              300,802
---------------------------------------------------------------------------------
         Total Federal National Mortgage Association
         (Cost -- $2,164,982)                                           2,168,897
---------------------------------------------------------------------------------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
         (Cost -- $2,776,438)                                           2,779,013
---------------------------------------------------------------------------------
         TOTAL ADJUSTABLE-RATE SECURITIES
         (Cost -- $9,043,593)                                           9,043,167
---------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              28 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SB ADJUSTABLE RATE INCOME PORTFOLIO

  FACE
 AMOUNT                                SECURITY                                  VALUE
-----------------------------------------------------------------------------------------
FIXED-RATE SECURITIES -- 9.8%
ASSET-BACKED SECURITIES -- 5.3%
$250,000 AmeriCredit Automobile Receivables Trust, Series 2002-1,
          Class A3, 4.230% due 10/6/06                                        $   255,323
 316,351 MMCA Automobile Trust, Series 2001-4, Class A4,
          4.920% due 8/15/07                                                      323,169
-----------------------------------------------------------------------------------------
         TOTAL ASSET-BACKED SECURITIES
         (Cost -- $576,566)                                                       578,492
-----------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.5%
 250,000 Merrill Lynch Mortgage Investors, Inc., Series 2003-A5,
          Class 2A3, 3.246% due 8/25/33                                           249,479
 250,000 Structured Asset Securities Corp., Series 2003-3XS, Class A2,
          3.420% due 3/25/33                                                      251,714
-----------------------------------------------------------------------------------------
         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
         (Cost -- $501,166)                                                       501,193
-----------------------------------------------------------------------------------------
         TOTAL FIXED-RATE SECURITIES
         (Cost -- $1,077,732)                                                   1,079,685
-----------------------------------------------------------------------------------------
         SUB-TOTAL INVESTMENTS
         (Cost -- $10,121,325)                                                 10,122,852
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.0%
 882,000 State Street Bank and Trust Co., 0.940% due 11/3/03; Proceeds at
          maturity -- $882,069; (Fully collateralized by U.S. Treasury Bonds,
          8.125% due 8/15/19; Market value -- $904,400) (Cost -- $882,000)        882,000
-----------------------------------------------------------------------------------------
         TOTAL INVESTMENTS -- 100.0%
         (Cost -- $11,003,325*)                                               $11,004,852
-----------------------------------------------------------------------------------------

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) Security is traded on a when-issued basis (See Note 9).
(c) All or a portion of this security has been segregated for extended settlements.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
ARM   -- Adjustable Rate Mortgage
CMT   -- Constant Maturity Treasury Indexes
REMIC -- Real Estate Mortgage Investment Conduit

                      See Notes to Financial Statements.

              29 Travelers Series Fund Inc. | 2003 Annual Report

 STATEMENTS OF ASSETS AND LIABILITIES                           OCTOBER 31, 2003

                                           Smith Barney  Salomon Brothers
                                          International  Strategic Total  SB Adjustable
                                          All Cap Growth   Return Bond     Rate Income
                                            Portfolio       Portfolio       Portfolio
---------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost --
   $163,164,132, $20,204,194 and
   $10,121,325, respectively)              $178,896,537    $20,955,583     $10,122,852
  Short-term investments, at value
   (Cost -- $2,997,000, $6,470,000
   and $882,000, respectively)                2,997,000      6,470,000         882,000
  Loaned securities collateral, at value
   (Cost -- $6,261,521) (Note 7)              6,261,521             --              --
  Foreign currency, at value (Cost --
    $427,154 and $5,196, respectively)          424,138          5,251              --
  Cash                                              548          1,416             213
  Dividends and interest receivable             279,223        293,033          18,702
  Receivable for securities sold                 57,732            707           3,496
  Receivable for open forward foreign
   currency contracts (Note 5)                       --         64,581              --
  Receivable from manager                            --             --          23,671
  Receivable for Fund shares sold                    --             --           1,061
  Other receivables                              23,854             --              --
--------------------------------------------------------------------------------------
  Total Assets                              188,940,553     27,790,571      11,051,995
--------------------------------------------------------------------------------------
LIABILITIES:
  Payable for loaned securities
   collateral (Note 7)                        6,261,521             --              --
  Payable for securities purchased            2,746,185      6,426,031         497,245
  Management fees payable                       138,000         17,479              --
  Payable for Fund shares reacquired             54,040          4,970              --
  Payable for open forward foreign
   currency contracts (Note 5)                   13,894         76,354              --
  Payable to broker -- variation margin              --          1,719              --
  Accrued expenses                               55,905         29,024          32,757
--------------------------------------------------------------------------------------
  Total Liabilities                           9,269,545      6,555,577         530,002
--------------------------------------------------------------------------------------
Total Net Assets                           $179,671,008    $21,234,994     $10,521,993
--------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares              $        172    $        19     $        11
  Capital paid in excess of par value       236,271,802     21,784,464      10,508,411
  Undistributed net investment income         1,776,622      1,079,213          14,955
  Accumulated net realized loss from
   investment transactions and
   futures contracts                        (74,125,166)    (2,361,766)         (2,911)
  Net unrealized appreciation of
   investments, futures contracts
   and foreign currencies                    15,747,578        733,064           1,527
--------------------------------------------------------------------------------------
Total Net Assets                           $179,671,008    $21,234,994     $10,521,993
--------------------------------------------------------------------------------------
Shares Outstanding                           17,227,801      1,912,402       1,050,796
--------------------------------------------------------------------------------------
Net Asset Value                                  $10.43         $11.10          $10.01
--------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              30 Travelers Series Fund Inc. | 2003 Annual Report

 STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED OCTOBER 31, 2003


                                        Smith Barney  Salomon Brothers
                                       International  Strategic Total  SB Adjustable
                                       All Cap Growth   Return Bond     Rate Income
                                         Portfolio       Portfolio      Portfolio+
------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                             $ 3,797,400      $      735            --
  Interest                                   62,047       1,425,964      $ 26,115
  Less: Foreign withholding tax            (390,645)             --            --
------------------------------------------------------------------------------------
  Total Investment Income                 3,468,802       1,426,699        26,115
------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                1,518,148         182,258         8,379
  Custody                                    84,914          41,283         6,000
  Shareholder communications                 28,329          14,589        11,000
  Audit and legal                            22,695          24,340        33,743
  Directors' fees                             6,151           2,748           600
  Shareholder servicing fees                  5,003           5,000           834
  Distribution plan fees                         --              --         3,491
  Other                                       2,005           3,383         1,809
------------------------------------------------------------------------------------
  Total Expenses                          1,667,245         273,601        65,856
 Less:Management and distribution plan
      fee waivers and expense
      reimbursement (Note 2)                     --              --       (51,891)
------------------------------------------------------------------------------------
  Net Expenses                            1,667,245         273,601        13,965
------------------------------------------------------------------------------------
Net Investment Income                     1,801,557       1,153,098        12,150
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND
FOREIGN CURRENCIES
(NOTES 3, 4 AND 5):
 Realized Gain (Loss) From:
   Investment transactions               (9,759,697)        715,888          (106)
   Futures contracts                             --         (10,120)           --
   Foreign currency transactions              8,140          77,865            --
------------------------------------------------------------------------------------
  Net Realized Gain (Loss)               (9,751,557)        783,633          (106)
------------------------------------------------------------------------------------
 Change in Net Unrealized
 Appreciation From:
   Investments                           39,166,665       1,284,307         1,527
   Foreign currencies                         5,307         (10,117)           --
------------------------------------------------------------------------------------
  Increase in Net Unrealized
   Appreciation                          39,171,972       1,274,190         1,527
------------------------------------------------------------------------------------
Net Gain on Investments, Futures
 Contracts and Foreign Currencies        29,420,415       2,057,823         1,421
------------------------------------------------------------------------------------
Increase in Net Assets From
 Operations                             $31,221,972      $3,210,921      $ 13,571
------------------------------------------------------------------------------------

+ For the SB Adjustable Rate Income Portfolio, transactions are for the period
  September 12, 2003 (commencement of operations) to October 31, 2003.

                      See Notes to Financial Statements.

              31 Travelers Series Fund Inc. | 2003 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS



                                                          For the Years
                                                        Ended October 31,
Smith Barney
International All Cap Growth Portfolio                 2003           2002
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                            $   1,801,557  $     951,109
 Net realized loss                                   (9,751,557)   (13,651,037)
 Increase (decrease) in net unrealized
   appreciation                                      39,171,972    (30,620,765)
------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From
   Operations                                        31,221,972    (43,320,693)
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                 (947,561)    (1,049,300)
------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                        (947,561)    (1,049,300)
------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
 Net proceeds from sale of shares                   247,482,410    604,439,911
 Net asset value of shares issued for
   reinvestment of dividends                            947,561      1,049,300
 Cost of shares reacquired                         (269,100,352)  (634,627,288)
------------------------------------------------------------------------------
 Decrease in Net Assets From Fund Share
   Transactions                                     (20,670,381)   (29,138,077)
------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                     9,604,030    (73,508,070)
NET ASSETS:
 Beginning of year                                  170,066,978    243,575,048
------------------------------------------------------------------------------
 End of year*                                     $ 179,671,008  $ 170,066,978
------------------------------------------------------------------------------
* Includes undistributed net investment income
 of:                                                 $1,776,622       $914,486
------------------------------------------------------------------------------


                      See Notes to Financial Statements.


              32 Travelers Series Fund Inc. | 2003 Annual Report

                                                           For the Years
                                                         Ended October 31,
Salomon Brothers Strategic Total Return Bond
Portfolio                                                2003         2002
------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                               $ 1,153,098  $   863,613
 Net realized gain                                       783,633       24,529
 Increase (decrease) in net unrealized appreciation    1,274,190     (244,459)
-----------------------------------------------------------------------------
 Increase in Net Assets From Operations                3,210,921      643,683
-----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                (1,052,602)    (956,847)
-----------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                       (1,052,602)    (956,847)
-----------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
 Net proceeds from sale of shares                      5,123,382   10,242,369
 Net asset value of shares issued for reinvestment
   of dividends                                        1,052,602      956,847
 Cost of shares reacquired                            (8,248,954)  (7,554,055)
-----------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From
   Fund Share Transactions                            (2,072,970)   3,645,161
-----------------------------------------------------------------------------
Increase in Net Assets                                    85,349    3,331,997
NET ASSETS:
 Beginning of year                                    21,149,645   17,817,648
-----------------------------------------------------------------------------
 End of year*                                        $21,234,994  $21,149,645
-----------------------------------------------------------------------------
* Includes undistributed net investment income of:    $1,079,213     $871,505
-----------------------------------------------------------------------------

                      See Notes to Financial Statements.

              33 Travelers Series Fund Inc. | 2003 Annual Report

For the Period Ended October 31, 2003+

SB Adjustable Rate Income Portfolio
-----------------------------------------------------------------
OPERATIONS:
 Net investment income                               $    12,150
 Net realized loss                                          (106)
 Increase in net unrealized appreciation                   1,527
-----------------------------------------------------------------
 Increase in Net Assets From Operations                   13,571
-----------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
 Net proceeds from sale of shares                     10,515,078
 Cost of shares reacquired                                (6,656)
-----------------------------------------------------------------
 Increase in Net Assets From Fund Share Transactions  10,508,422
-----------------------------------------------------------------
Increase in Net Assets                                10,521,993
NET ASSETS:
 Beginning of period                                          --
-----------------------------------------------------------------
 End of period*                                      $10,521,993
-----------------------------------------------------------------
* Includes undistributed net investment income of:       $14,955
-----------------------------------------------------------------
+For the period September 12, 2003 (commencement of operations) to October 31,
 2003.

                      See Notes to Financial Statements.

              34 Travelers Series Fund Inc. | 2003 Annual Report

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Smith Barney International All Cap Growth Portfolio ("SBIACG") and the SB Adjustable Rate Income Portfolio ("SBARIP") are separate diversified investment funds of the Travelers Series Fund Inc. ("Company"). The Salomon Brothers Strategic Total Return Bond Portfolio ("SBSTRB") is a separate non-diversified investment fund of the Company. The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, ("1940 Act") as an open-end management investment company and consists of these Funds and twelve other separate investment funds: AIM Capital Appreciation, Strategic Equity (formerly known as Alliance Growth), MFS Total Return, Pioneer Strategic Income (formerly known as Putnam Diversified Income), Smith Barney High Income, Smith Barney Large Cap Value, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Travelers Managed Income, Van Kampen Enterprise, Smith Barney Mid Cap Core and Smith Barney Aggressive Growth Portfolios. Shares of the Company are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by SBIACG, SBSTRB and SBARIP ("Funds") are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the mean between the bid and asked prices; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant event, subsequent to the time a value was so established, is likely to have significantly changed the value then, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and asked prices in the over-the-counter market; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within

              35 Travelers Series Fund Inc. | 2003 Annual Report

60 days are valued at cost plus accreted discount) or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Funds distribute dividends and capital gains, if any, at least annually; (i) the accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian;
( j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2003, reclassifications were made to the capital accounts of SBSTRB and SBARIP to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Funds intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

SBIACG and SBSTRB may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or offset by entering into another forward

              36 Travelers Series Fund Inc. | 2003 Annual Report exchange contract. The Funds may from time to time enter into options and/or futures contracts in order to hedge market or currency risk.

In addition, the yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social, economic or diplomatic changes may have disruptive effects on market prices of investments held by SBIACG and SBSTRB. The investments by SBIACG and SBSTRB in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of SBIACG and SBARIP. SBIACG and SBARIP each pay SBFM a management fee calculated at the annual rate of 0.90% and 0.60%, respectively, of the average daily net assets of SBIACG and SBARIP. In addition, Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBFM, acts as the investment manager of SBSTRB. SBSTRB pays TIA a management fee calculated at an annual rate of 0.80% of the average daily net assets of SBSTRB. These fees are calculated daily and paid monthly. For the period ended October 31, 2003, SBFM waived management fees of $8,379 and voluntarily absorbed expenses of $40,021 for SBARIP.

TIA has entered into a sub-advisory agreement with Salomon Brothers Asset Management Inc ("SaBAM"), another indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, SaBAM is responsible for the day-to-day portfolio operations and investment decisions for SBSTRB and is compensated for such services by TIA at an annual rate of 0.375% of the average daily net assets of SBSTRB.

TIA has also entered into a sub-administrative services agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of SBSTRB.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent and PFPC Inc. ("PFPC") acts as the Funds' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and

              37 Travelers Series Fund Inc. | 2003 Annual Report financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2003, the Funds paid transfer agent fees totaling $10,833 to CTB.

The Company, on behalf of SBARIP, has adopted a plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for SBARIP's Smith Barney Class shares. The Plan provides that SBARIP shall pay a fee in an amount not to exceed 0.25% of the average daily net assets of SBARIP's Smith Barney Class shares. This fee is calculated daily and paid monthly. For the period ended October 31, 2003, Rule 12b-1 distribution plan fees of $3,491 were waived for SBARIP.

During the year ended October 31, 2003, Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, did not receive any brokerage commissions from SBIACG.

Most of the officers and one Director of the Company are employees of Citigroup or its affiliates.

3. Investments

During the year ended October 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments and mortgage dollar rolls) were as follows:

                                                     SBIACG      SBSTRB      SBARIP
--------------------------------------------------------------------------------------
Purchases                                          $76,161,054 $15,115,105 $10,717,499
--------------------------------------------------------------------------------------
Sales                                               97,572,900  16,807,771     250,000
--------------------------------------------------------------------------------------

At October 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                   SBIACG       SBSTRB     SBARIP
-----------------------------------------------------------------------------------
Gross unrealized appreciation                   $ 27,305,550  $1,015,913  $ 11,786
Gross unrealized depreciation                    (11,587,930)   (368,097)  (10,259)
-----------------------------------------------------------------------------------
Net unrealized appreciation                     $ 15,717,620  $  647,816  $  1,527
-----------------------------------------------------------------------------------

              38 Travelers Series Fund Inc. | 2003 Annual Report

4. Futures Contracts

The Funds may from time to time enter into futures contracts. Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost o f) the closing transactions and the Funds' basis in the contract. The Funds enter into such contracts typically to hedge a portion of their portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices.

At October 31, 2003, SBSTR had the following open futures contracts:

                                                   Number of              Basis      Market   Unrealized
                                                   Contracts Expiration   Value      Value       Loss
--------------------------------------------------------------------------------------------------------
Contracts to Sell:
U.S. Treasury Notes                                   10       12/03    $1,109,862 $1,118,125  $(8,263)
--------------------------------------------------------------------------------------------------------

At October 31, 2003, SBIACG and SBARIP did not have any open futures contracts.

5. Forward Foreign Currency Contracts

SBIACG and SBSTRB may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Funds bear

              39 Travelers Series Fund Inc. | 2003 Annual Report the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

At October 31, 2003, SBIACG and SBSTRB had open forward foreign currency contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements are as follows:

Smith Barney International All Cap Growth Portfolio
                        Local          Market       Settlement Unrealized
Foreign Currency       Currency        Value           Date       Loss
-------------------------------------------------------------------------
Contracts To Buy:
Pound Sterling         1,090,836     $1,850,003      11/3/03    $ (3,545)
Swedish Krona          6,994,878        886,182      11/3/03     (10,349)
-------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
 Foreign Currency Contracts                                     $(13,894)
-------------------------------------------------------------------------

Salomon Brothers Strategic Total Return Bond Portfolio
                         Local           Market        Settlement Unrealized
Foreign Currency        Currency         Value            Date    Gain (Loss)
-----------------------------------------------------------------------------
Contracts To Buy:
Euro                    1,550,923      $1,799,429       11/25/03   $ 62,954
-----------------------------------------------------------------------------
Contracts To Sell:
Euro                    1,380,000       1,601,119       11/25/03      1,627
Euro                    1,550,923       1,799,429       11/25/03    (76,354)
-----------------------------------------------------------------------------
                                                                    (74,727)
-----------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
 Foreign Currency Contracts                                        $(11,773)
-----------------------------------------------------------------------------

6. Repurchase Agreements

The Funds purchase (and the custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

              40 Travelers Series Fund Inc. | 2003 Annual Report

7. Lending of Portfolio Securities

The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Fees earned by the Funds on securities lending are recorded as interest income. Loans of securities by the Funds are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Funds maintain exposure for the risk of any loss in the investment of amounts received as collateral.

At October 31, 2003, SBIACG loaned securities having a market value of $6,116,849. SBIACG received cash collateral amounting to $6,261,521 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio. In addition, SBIACG received securities collateral amounting to $195,468, which is maintained in a segregated account by the custodian.

Income earned by SBIACG from securities lending for the year ended October 31, 2003, was $48,677.

At October 31, 2003, SBSTRB and SBARIP did not have any securities on loan.

8. Portfolio Concentration

The investments by SBIACG and SBSTRB in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of SBIACG and SBSTRB. Foreign investments may also subject SBIACG and SBSTRB to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

              41 Travelers Series Fund Inc. | 2003 Annual Report

9. Securities Traded on a When-Issued or To-Be-Announced Basis

The Funds may trade securities on a when-issued basis or on a "to-be-announced" ("TBA") basis.

In a when-issued transaction, the securities are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement.

At October 31, 2003, SBARIP held when-issued securities with a total cost of $249,766. SBIACG and SBSTRB did not hold any when-issued securities.

In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 2003, SBSTRB held TBA securities with a total cost of $6,431,250. SBIACG and SBARIP did not hold any TBA securities.

10.Mortgage Dollar Rolls

SBSTRB and SBARIP may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be reinvested and the income from these investments, together with any additional income received on the sale, is included in investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase the securities may be limited.

During the year ended October 31, 2003, SBSTRB entered into mortgage dollar roll transactions in the aggregate amount of $66,500,000.

              42 Travelers Series Fund Inc. | 2003 Annual Report

At October 31, 2003, SBSTRB had outstanding mortgage dollar rolls with a total cost of $6,426,031. SBARIP did not have any outstanding mortgage dollar rolls.

11.Capital Shares

At October 31, 2003, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Fund represents an equal proportionate interest in that Fund with each share of the same Fund and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of each Fund were as follows:

                                                 Year Ended        Year Ended
                                              October 31, 2003* October 31, 2002
--------------------------------------------------------------------------------
Smith Barney International All Cap Growth Portfolio
Shares sold                                       28,109,301       57,913,258
Shares issued on reinvestment                        108,915          121,870
Shares reacquired                                (30,354,096)     (60,467,175)
--------------------------------------------------------------------------------
Net Decrease                                      (2,135,880)      (2,432,047)
--------------------------------------------------------------------------------
Salomon Brothers Strategic Total Return Bond Portfolio
Shares sold                                          493,019          986,807
Shares issued on reinvestment                        105,155           95,020
Shares reacquired                                   (772,892)        (730,344)
--------------------------------------------------------------------------------
Net Increase (Decrease)                             (174,718)         351,483
--------------------------------------------------------------------------------
SB Adjustable Rate Income Portfolio
Shares sold                                        1,051,462               --
Shares reacquired                                       (666)              --
--------------------------------------------------------------------------------
Net Increase                                       1,050,796               --
--------------------------------------------------------------------------------

*For the SB Adjustable Rate Income Portfolio, transactions are for the period
 September 12, 2003 (commencement of operations) to October 31, 2003.

12.Capital Loss Carryforward

At October 31, 2003, SBIACG, SBSTRB and SBARIP had, for Federal income tax purposes, approximately $74,110,000, $2,344,000 and $3,000, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

             43    Travelers Series Fund Inc. | 2003 Annual Report

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on October 31 of the year indicated:

                            SBIACG      SBSTRB    SBARIP
                     -------------------------------------
                     2006 $ 5,750,000 $  191,000        --
                     -------------------------------------
                     2007   6,247,000  1,153,000        --
                     -------------------------------------
                     2008          --    938,000        --
                     -------------------------------------
                     2009  38,754,000     42,000        --
                     -------------------------------------
                     2010  13,574,000     20,000        --
                     -------------------------------------
                     2011   9,785,000         --    $3,000
                     -------------------------------------

13.Income Tax Information and Distributions to Shareholders

At October 31, 2003, the tax basis components of distributable earnings were:

                                       SBIACG        SBSTRB      SBARIP
      --------------------------------------------------------------------
      Undistributed ordinary income $  1,762,728  $ 1,144,616     $14,955
      --------------------------------------------------------------------
      Accumulated capital losses     (74,110,380)  (2,343,632)     (2,911)
      --------------------------------------------------------------------
      Unrealized appreciation         15,746,687      649,527       1,527
      --------------------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals, mark to market of derivative contracts and the treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the year ended October 31, 2003 was:

                                       SBIACG      SBSTRB
                     --------------------------------------
                     Ordinary income    $947,561 $1,052,602
                     --------------------------------------

For the period ended October 31, 2003, SBARIP did not make any distributions.

              44 Travelers Series Fund Inc. | 2003 Annual Report

14.Subsequent Event

The Funds have received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Funds' Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.


              45 Travelers Series Fund Inc. | 2003 Annual Report

 FINANCIAL HIGHLIGHTS


For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney International
All Cap Growth Portfolio                   2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/    1999
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 8.78    $11.18    $18.52    $16.92   $12.60
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.10      0.04      0.05      0.02     0.02
  Net realized and unrealized gain (loss)     1.60     (2.39)    (7.39)     1.71     4.35
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           1.70     (2.35)    (7.34)     1.73     4.37
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.05)    (0.05)       --     (0.13)   (0.05)
------------------------------------------------------------------------------------------
Total Distributions                          (0.05)    (0.05)       --     (0.13)   (0.05)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $10.43    $ 8.78    $11.18    $18.52   $16.92
------------------------------------------------------------------------------------------
Total Return/(2)/                            19.45%   (20.97)%  (39.63)%   10.18%   34.73%
------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $180      $170      $244      $462     $309
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.99%     1.00%     1.00%     0.98%    1.00%
  Net investment income                       1.07      0.42      0.31      0.11     0.16
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         45%       27%       22%       15%      36%
------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

              46 Travelers Series Fund Inc. | 2003 Annual Report

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Salomon Brothers Strategic
Total Return Bond Portfolio                     2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/   1999
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $10.13    $10.27    $ 9.89    $10.22   $10.97
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                       0.54      0.51      0.58      0.81     0.75
  Net realized and unrealized gain (loss)/(2)/     0.93     (0.17)     0.48     (0.37)   (0.85)
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.47      0.34      1.06      0.44    (0.10)
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.50)    (0.48)    (0.68)    (0.77)   (0.65)
--------------------------------------------------------------------------------------------
Total Distributions                               (0.50)    (0.48)    (0.68)    (0.77)   (0.65)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $11.10    $10.13    $10.27    $ 9.89   $10.22
--------------------------------------------------------------------------------------------
Total Return/(3)/                                 15.10%     3.36%    10.99%     4.34%   (0.96)%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                  $21       $21       $18       $20      $23
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.20%     1.24%     1.23%     0.98%    1.13%
  Net investment income/(2)/                       5.06      4.95      5.69      7.93     6.43
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              68%*     385%      448%       54%     135%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $0.52, $0.18 and 5.04%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
* Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 376%.

              47 Travelers Series Fund Inc. | 2003 Annual Report

For a share of capital stock outstanding throughout the period ended October 31:

SB Adjustable Rate Income Portfolio  2003/(1)/
-----------------------------------------------
Net Asset Value, Beginning of Period  $10.00
-----------------------------------------------
Income From Operations:
  Net investment income/(2)/            0.01
-----------------------------------------------
Total Income From Operations            0.01
-----------------------------------------------
Net Asset Value, End of Period        $10.01
-----------------------------------------------
Total Return/(3)/                       0.10%++
-----------------------------------------------
Net Assets, End of Period (millions)     $11
-----------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                         1.00%+
  Net investment income                 0.87+
-----------------------------------------------
Portfolio Turnover Rate                    3%
-----------------------------------------------

(1) For the period September 12, 2003 (commencement of operations) to October 31, 2003.
(2) The investment manager has waived all of its management fee and has agreed to reimburse the Fund for expenses in the amount of $40,021 for the period ended October 31, 2003. In addition, Rule 12b-1 distribution plan fees of $3,491 were waived for the period ended October 31, 2003. If such fees were not waived or expenses not reimbursed, the per share decrease to net investment income and the actual annualized expense ratio would have been $0.05 and 4.72%, respectively.
(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.

 TAX INFORMATION (UNAUDITED)

The following October 31, 2003 fiscal year end disclosures are of various tax benefits that will be reported to shareholders at calendar year end:

  . The total foreign sourced income received by SBIACG was $0.2204 per share (or a total amount of $3,797,399). The total amount of foreign taxes paid was $0.0227 per share (or a total amount of $390,645).

  . A total of 8.46% of the ordinary dividends paid by SBSTRB from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

              48 Travelers Series Fund Inc. | 2003 Annual Report

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney International All Cap Growth, Salomon Brothers Strategic Total Return Bond and SB Adjustable Rate Income Portfolios ("Funds") of Travelers Series Fund Inc. ("Company") as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended with respect to the Smith Barney International All Cap Growth and Salomon Brothers Strategic Total Return Bond Portfolios, and the statement of operations, the statement of changes in net assets and the financial highlights for the period from September 12, 2003 (commencement of operations) to October 31, 2003 with respect to the SB Adjustable Rate Income Portfolio. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds of the Company as of October 31, 2003, and the results of their operations, the changes in their net assets and the financial highlights for the periods described above in conformity with accounting principles generally accepted in the United States of America.

                             /s/ KPMG LLP
New York, New York
December 10, 2003


             49    Travelers Series Fund Inc. | 2003 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. ("Company") are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below.

                                                                          Number of
                                    Term of                              Portfolios
                                  Office* and         Principal            in Fund          Other
                      Position(s)   Length          Occupation(s)          Complex      Directorships
                       Held with    of Time          During Past         Overseen by       Held by
Name, Address and Age    Fund       Served           Five Years           Director        Director
--------------------------------------------------------------------------------------------------------

Non-Interested Directors:
A.E. Cohen             Director      Since    Consultant to Chugai           17      Director of
444 Madison Avenue                   1996     Pharmaceutical                         Agouron
Suite 1201                                    Co. Ltd.                               Pharmaceuticals,
New York, NY 10022                                                                   Inc., Akzo Nobel
Age 67                                                                               NV, Teva
                                                                                     Pharmaceutical
                                                                                     Inc., Ltd., Chugai
                                                                                     Pharmaceutical
                                                                                     Co. Ltd.,
                                                                                     Pharmaceutical
                                                                                     Product
                                                                                     Development,
                                                                                     Inc. and Axonyx
                                                                                     Inc.; Chairman of
                                                                                     Vasomedical,
                                                                                     Inc.,
                                                                                     Neurobiological
                                                                                     Technologies Inc.
                                                                                     and Kramex Corp.

Robert A. Frankel      Director      Since    Managing Partner of            24             None
1961 Deergrass Way                   1999     Robert A. Frankel
Carlsbad, CA 92009                            Managing Consultants;
Age 76                                        Former Vice President of
                                              The Readers Digest
                                              Association, Inc.

Michael E. Gellert     Director      Since    General Partner of             17      Director of Dalet
122 East 42nd Street                 1999     Windcrest Partners, a                  S.A., Devon
47th Floor                                    venture capital firm                   Energy Corp.,
New York, NY 10168                                                                   High Speed
Age 72                                                                               Access Corp.,
                                                                                     Human, Inc.,
                                                                                     SEACOR Smit,
                                                                                     Inc. and Six Flags,
                                                                                     Inc.

Rainer Greeven         Director      Since    Attorney, Rainer Greeven       17      Director of
630 5th Avenue                       1994     PC                                     Continental
Suite 1905                                                                           Container Corp.
New York, NY 10111
Age 67

Susan M. Heilbron      Director      Since    Owner/Consultant of            17      Director of
P.O. Box 557                         1994     Lacey & Heilbron, a public             National Multiple
Chilimark, MA 02535                           relations firm                         Sclerosis Society,
Age 58                                                                               New York City
                                                                                     Chapter


              50 Travelers Series Fund Inc. | 2003 Annual Report

                                                                                  Number of
                                            Term of                              Portfolios
                                          Office* and         Principal            in Fund       Other
                            Position(s)     Length          Occupation(s)          Complex   Directorships
                             Held with      of Time          During Past         Overseen by    Held by
Name, Address and Age          Fund         Served           Five Years           Director     Director
----------------------------------------------------------------------------------------------------------

Interested Director:
R. Jay Gerken, CFA**       Chairman,         Since    Managing Director of           220         None
Citigroup Asset Management President and     2002     Citigroup Global Markets
("CAM")                    Chief                      Inc. ("CGM"); Chairman,
399 Park Avenue            Executive                  President and Chief
4th Floor                  Officer                    Executive Officer of Smith
New York, NY 10022                                    Barney Fund Management
Age 52                                                LLC ("SBFM"), Travelers
                                                      Investment Adviser, Inc.
                                                      ("TIA") and Citi Fund
                                                      Management Inc.
                                                      ("CFM"); President and
                                                      Chief Executive Officer of
                                                      certain mutual funds
                                                      associated with Citigroup
                                                      Inc. ("Citigroup");
                                                      Formerly, Portfolio
                                                      Manager of Smith Barney
                                                      Allocation Series Inc.
                                                      (from 1996-2001) and
                                                      Smith Barney Growth and
                                                      Income Fund (from 1996-
                                                      2000)

Officers:
Andrew B. Shoup***         Senior Vice       Since    Director of CAM; Senior        N/A         N/A
CAM                        President and     2003     Vice President and Chief
125 Broad Street           Chief                      Administrative Officer of
10th Floor                 Administrative             mutual funds associated
New York, NY 10004         Officer                    with Citigroup; Head of
Age 47                                                International Funds
                                                      Administration of CAM
                                                      from 2001 to 2003;
                                                      Director of Global Funds
                                                      Administration of CAM
                                                      from 2000 to 2001; Head
                                                      of U.S. Citibank Funds
                                                      Administration of CAM
                                                      from 1998 to 2000

Richard L. Peteka          Chief             Since    Director of CGM; Chief         N/A         N/A
CAM                        Financial         2002     Financial Officer and
125 Broad Street           Officer and                Treasurer of certain
11th Floor                 Treasurer                  mutual funds associated
New York, NY 10004                                    with Citigroup; Director
Age 42                                                and Head of Internal
                                                      Control for CAM
                                                      U.S. Mutual Fund
                                                      Administration from
                                                      1999-2002; Vice
                                                      President, Head of Mutual
                                                      Fund Administration and
                                                      Treasurer at Oppenheimer
                                                      Capital from 1996-1999


              51 Travelers Series Fund Inc. | 2003 Annual Report

                                                                                Number of
                                         Term of                               Portfolios
                                       Office* and          Principal            in Fund       Other
                          Position(s)    Length           Occupation(s)          Complex   Directorships
                           Held with     of Time           During Past         Overseen by    Held by
Name, Address and Age        Fund        Served            Five Years           Director     Director
--------------------------------------------------------------------------------------------------------

Jeffrey J. Russell       Vice             Since    Managing Director               N/A          N/A
CAM                      President        1994     of CGM
399 Park Avenue          and
4th Floor                Investment
New York, NY 10022       Officer
Age 46

Beth A. Semmel, CFA      Vice             Since    Managing Director               N/A          N/A
CAM                      President        2002     of CGM
399 Park Avenue          and
4th Floor                Investment
New York, NY 10022       Officer
Age 42

Peter J. Wilby, CFA      Vice             Since    Managing Director               N/A          N/A
CAM                      President        2000     of CGM
399 Park Avenue          and
4th Floor                Investment
New York, NY 10022       Officer
Age 44

David A. Torchia         Investment       Since    Managing Director               N/A          N/A
CAM                      Officer          2003     of CGM
399 Park Avenue
4th Floor
New York, NY 10022
Age 44

Theresa M. Veres         Investment       Since    Director of CGM                 N/A          N/A
CAM                      Officer          2003
399 Park Avenue
4th Floor
New York, NY 10022
Age 37

Kaprel Ozsolak           Controller       Since    Vice President of CGM;          N/A          N/A
CAM                                       2002     Controller of certain funds
125 Broad Street                                   associated with Citigroup
11th Floor
New York, NY 10004
Age 38

Robert I. Frenkel        Secretary***     Since    Managing Director and           N/A          N/A
CAM                      and Chief        2003     General Counsel of Global
300 First Stamford Place Legal Officer             Mutual Funds for CAM
4th Floor                                          and its predecessor (since
Stamford, CT 06902                                 1994); Secretary of CFM;
Age 48                                             Secretary and Chief Legal
                                                   Officer of mutual funds
                                                   associated with Citigroup


--------
 * Each Director and Officer serves until his or her successor has been duly elected and qualified.
 ** Mr. Gerken is an "interested person" of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
*** As of November 25, 2003.


             52    Travelers Series Fund Inc. | 2003 Annual Report

                               TRAVELERS SERIES
                                   FUND INC.



         DIRECTORS                 INVESTMENT MANAGERS
         A.E. Cohen                Smith Barney Fund
         Robert A. Frankel          Management LLC
         Michael E. Gellert        Travelers Investment Adviser, Inc.
         R. Jay Gerken, CFA
          Chairman                 CUSTODIAN
         Rainer Greeven            State Street Bank and
         Susan M. Heilbron          Trust Company

         OFFICERS                  ANNUITY
         R. Jay Gerken, CFA        ADMINISTRATION
         President and Chief       Travelers Annuity Investor Services
         Executive Officer         One Cityplace
                                   Hartford, CT 06103-3415
         Andrew B. Shoup*
         Senior Vice President
         and Chief
         Administrative Officer    * As of November 25, 2003.

         Richard L. Peteka
         Chief Financial Officer
         and Treasurer

         Jeffrey J. Russell
         Vice President and
         Investment Officer

         Beth A. Semmel, CFA
         Vice President and
         Investment Officer

         Peter J. Wilby, CFA
         Vice President and
         Investment Officer

         David A. Torchia
         Investment Officer

         Theresa M. Veres
         Investment Officer

         Kaprel Ozsolak
         Controller

         Robert I. Frenkel
         Secretary* and
         Chief Legal Officer

  Travelers Series Fund Inc.



  Smith Barney International All Cap Growth Portfolio

  Salomon Brothers Strategic Total Return Bond Portfolio

  SB Adjustable Rate Income Portfolio

  The Funds are separate investment funds of the Travelers Series Fund Inc., a Maryland corporation.


  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney International All Cap Growth, Salomon Brothers Strategic Total Return Bond and SB Adjustable Rate Income Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Funds, which contains information concerning the Funds' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004



 IN0252 12/03
                                                                        03-5776

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Robert A. Frankel, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Frankel as the Audit Committee's financial expert. Mr. Frankel is an "independent" Director pursuant to paragraph (a)(2) of
         Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
              Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a) Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b) Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Travelers Series Fund Inc.

By:    /s/ R. Jay Gerken
       R. Jay Gerken
       Chief Executive Officer of
       Travelers Series Fund Inc.

Date:  January 2, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ R. Jay Gerken
       (R. Jay Gerken)
       Chief Executive Officer of
       Travelers Series Fund Inc.

Date:  January 2, 2004


By:    /s/ Richard L. Peteka
       (Richard L. Peteka)
       Chief Financial Officer of
       Travelers Series Fund Inc.

Date:  January 2, 2004